UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2024

Kaival Brands Innovations Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40641	83-3492907
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4460 Old Dixie Highway

Grant-Valkaria, Florida 32949

(Address of principal executive office, including zip code)

Telephone: (833) 452-4825

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	KAVL	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Consulting Agreement with Chief Executive Officer

On November 1, 2024, the Company entered into a consulting agreement (“Consulting Agreement”) with Mark Thoenes, the Interim Chief Executive Officer of the Company.

Pursuant to the Consulting Agreement, Mr. Thoenes will be paid professional fees of $25,000 per month. In addition, the Company shall grant Mr. Thoenes 100,000 shares of common stock of the Company pursuant to the Company’s 2020 Stock and Incentive Compensation Plan as amended.

The Consulting Agreement will be terminated on January 31, 2025, unless extended in writing by mutual consent of both parties. The Company may also terminate the Consulting Agreement by written notice. If the Company terminates the Consulting Agreement for a reason other than Cause (as defined in the Consulting Agreement), Mr. Thoenes is entitled to sum of $25,000 per month adjusted pro rata from the Termination Date until January 31, 2025.

The foregoing description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such instruments which are attached to this Report as Exhibit 10.1, respectively, which text is incorporated herein by reference.

Employment Agreement with Interim Chief Financial Officer

On October 29, 2024, the Company entered into an employment agreement with Eric Morris (“Employment Agreement”), the Company’s Interim Chief Financial Officer.

Pursuant to the Employment Agreement, Mr. Morris will be paid a base salary of $180,000 per year. In addition, the Company may grant Mr. Morris a bonus of $20,000 subject to his continued employment with the Company. In addition, the Company will also grant Mr. Morris 250,000 shares of restricted stock pursuant to the Company’s 2020 Stock and Incentive Compensation Plan as amended

The Employment Agreement may be terminated by either the Company or Mr. Morris at any time and for any reason.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such instruments which are attached to this Report as Exhibit 10.2 respectively, which text is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Consulting Agreement with Mark Thoenes dated November 1, 2024
10.2	Employment Agreement with Eric Morris dated October 29, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 5, 2024	Kaival Brands Innovations Group, Inc.

	By:	/s/ Mark Thoenes
Mark Thoenes
Chief Executive Officer